EXHIBIT 10.6.2

                                    FORM OF
                          PERFORMANCE OPTION AGREEMENT

     PERFORMANCE OPTION AGREEMENT (the "Agreement") dated this day of ________, 1996 providing for the granting of certain options by GGS Holdings, Inc., a Delaware corporation (the "Corporation"), to ____________, an [employee of] [consultant to] [non-employee director of] the Corporation or of a subsidiary of the Corporation (the "Employee").

     As of ________ ___, 1996, the Corporation has duly adopted the GGS Holdings, Inc. Management Stock Incentive Plan (the "Plan"), which is incorporated herein by reference. Unless otherwise expressly stated, all defined terms herein shall have the same meanings ascribed to them in the Plan. In accordance with Section 7 of the Plan, the Employee is to be granted options under the Plan to buy shares of common stock, par value $.01 per share (the "Shares"), of the Corporation.

     1. Number of Shares; Performance Option Price. The Corporation hereby irrevocably grants to the Employee ______ options (the "Performance Options") to purchase, in the aggregate, ______ Shares (the "Performance Option Shares") at an exercise price of $100 per Share (the "Option Price") on the terms and subject to the conditions set forth herein and in the Plan.


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     2. Period of Performance Options and Conditions of Exercise. (a) The Option
Period of the Performance Options (or any portion thereof) shall commence on the date hereof (the "Date of Grant") and terminate upon the earlier of the date that is ten (10) years from the Date of Grant (the "Expiration Date") and the time at which such Performance Options (or any portion thereof) are terminated pursuant to Section 3 hereof. Upon the termination of Performance Options in accordance with the provisions hereof, all rights of the Employee with respect to such Performance Options hereunder and in connection with such Performance Options under the Plan shall cease. This Agreement shall terminate upon the complete termination of all Performance Options granted pursuant hereto.

     (b) The Performance Options granted pursuant hereto, subject to the following provisions of this Section 2, shall vest on the basis set forth in the Plan.

     (c) Upon the consummation of an Extraordinary Transaction (as defined below), such portion of the Performance Options, if any, that have not vested shall become fully vested.

     (d) The Employee may exercise the Performance Options with respect to all or any portion of the Performance Option Shares at any time and from time to time after (and to the extent) the Performance Options have vested and before the end of the Option Period with respect to the Performance Options or


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such portion thereof. The Corporation need not issue fractional Shares upon the exercise of the Performance Options but in lieu thereof shall pay to the holder exercising the Performance Options the "Fair Value Price" (as defined in and determined in accordance with the Stockholders' Agreement) of such fractional Shares.

     (e) For purposes of this Agreement, an "Extraordinary Transaction" means an event as a result of which Stonington Partners, Inc. and its subsidiaries and affiliates ("Permitted Holders") cease to be the beneficial owners of at least 50% of the common equity of GGS on a fully diluted basis, or any other event as a result of which: (i) the Tag-Along Rights (as defined and set forth in the Stockholders' Agreement) are triggered; (ii) the Corporation consolidates, enters into a plan of reorganization with, or merges with or into another corporation or conveys, transfers or leases all or substantially all of its assets to any person, or any corporation consolidates with or merges with or into the Corporation, in any such event pursuant to a transaction in which the outstanding voting common stock of the Corporation is changed into or exchanged for cash, securities or other property, other than any such transaction where
(A) the outstanding voting common stock of the Corporation is changed into or exchanged for, in whole or in part, voting stock of the surviving corporation which is not redeemable capital stock and (B) the holders of the voting


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common stock of the Corporation immediately prior to such transaction own, directly or indirectly, not less than 50% of the voting stock of the surviving corporation immediately after such transaction; (iii) at any time, a majority of the members of the Board of Directors of the Corporation then in office does not consist of (A) individuals who two years prior to such date were members of the Board of Directors of the Corporation, (B) new directors whose election to such Board of Directors or whose nomination for election by the shareholders of the Corporation was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such two-year period or whose election or nomination for election was previously approved by directors elected or nominated in accordance with this clause (B) and (C) such other directors as have been nominated or approved by the Permitted Holders; or (iv) the Corporation is liquidated, dissolved, wound-up or adopts a plan of liquidation.

     3. Termination Upon Termination of Employment. Except in circumstances and to the extent specified in the following sentence, the Plan or the Stockholders' Agreement, the Performance Options shall terminate immediately upon the Employee's ceasing to be a full-time employee of, a director of or a consultant to the Corporation or any of its subsidiaries. The time at which a vested Performance Option shall terminate shall be the earliest to occur of (x) the Expiration Date, (y)


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the close of business on the date on which the Employee exercises a "Put Right"
pursuant to the Stockholders' Agreement with respect to any Shares or Options owned by him or her and (z) the following dates:

          (i) the thirtieth day after the date upon which the Employee ceases to be a full-time employee of, a director of or a consultant to the Corporation or any of its subsidiaries unless he or she ceases to be an employee, a director or a consultant in a manner described in subsection
     (ii) or (iii) below;

          (ii) the one hundred and eightieth day after the date of the death, Retirement or Disability (as such terms are defined in the Stockholders' Agreement) of the Employee if the Employee dies, Retires or becomes Disabled before the time at which such Performance Option otherwise terminates; or

          (iii) immediately upon the Employee's voluntary termination of employment, directorship or consultancy (other than (i) due to the death of such Employee or (ii) upon the occasion of his or her Retirement or Disability (as such


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     terms are defined in the Stockholders' Agreement)) or termination of employment, directorship or consultancy by the Corporation or any of its subsidiaries for Cause.

     4. Non-Transferability of Performance Options; Death of Employee. The Performance Options and this Agreement (i) may not be assigned, transferred (except to Permitted Transferees (as defined in the Stockholders' Agreement) in accordance with the Stockholders' Agreement and except that certain contract rights under the Stockholders' Agreement with respect to Performance Options may be transferred to the estate of a deceased Employee), pledged or hypothecated in any way, (ii) shall not be assignable by operation of law (except by will or by the laws of descent and distribution) and (iii) shall not be subject to execution, attachment or similar process. During the lifetime of the Employee, the Performance Options may be exercised only by him or her or a Permitted Transferee. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the Performance Options contrary to the provisions hereof shall be null and void and without effect.

     5. Exercise of Performance Options. The Performance Options shall be exercised as specified in the Plan.


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     6. Specific Restrictions Upon Performance Option Shares. The Employee
hereby agrees with the Corporation as follows:

     (a) the Employee shall acquire the Performance Option Shares for investment purposes only and not with a view to resale or other distribution thereof to the public in violation of the Securities Act of 1933, as amended (the "Securities Act"), and shall not dispose of any Performance Option Shares in any transaction which, in the opinion of counsel to the Corporation, may violate the Securities Act, or the rules and regulations thereunder, or any applicable state securities, or "blue sky," laws;

     (b) if any Performance Option Shares shall be registered under the Securities Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any Performance Option Shares shall be made by the Employee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the Securities Act; and

     (c) the Corporation shall have the authority to endorse upon the certificate or certificates representing the Performance Option Shares such legends referring to the foregoing restrictions or any other applicable restrictions as the Corporation may deem appropriate, including those resulting


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from the fact that the Employee is a party to the Stockholders' Agreement.

     7. Cash-Out of Certain Options. Without limiting any rights of the Corporation under the Stockholders' Agreement, the Compensation Committee or the Board of Directors may cancel any outstanding Performance Options in exchange for a cash payment, or in the discretion of the Compensation Committee or the Board of Directors payment of other property, to the Participant equal to the excess of (x) the fair market value (as determined in good faith by the Board of Directors of the Corporation) of the consideration received per Stonington Share (as such term is defined in the Stockholders' Agreement) by Stonington (as such term is defined in the Stockholders' Agreement) in any sale (by merger, stock purchase or otherwise) to a person who is not an affiliate of the Corporation or Stonington of all the then outstanding Stonington Shares (a "Transfer Event") over (y) the Option Price for such Performance Option Shares, multiplied by the number of Performance Option Shares subject to such cancelled Performance Options, in each case effective upon the consummation of the Transfer Event.

     8. Termination of Employment. The employment, consultancy or directorship of the Employee shall not be deemed to have terminated if the Employee is absent from such employment, consultancy or directorship by reason of an approved leave of


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absence (in accordance with the applicable policy of the Corporation or the applicable subsidiary) or is transferred to and becomes an employee, consultant or director of a subsidiary of the Corporation or the Corporation, and, in the case of a consultant, the expiration of a consulting arrangement without the prior termination thereof shall not be deemed a termination of such arrangement (or cessation of being a consultant) for purposes of this Agreement. If a subsidiary of the Corporation ceases to be such a subsidiary, the employment, consultancy or directorship, as applicable, of each employee, consultant and director of such subsidiary who is not an employee, consultant or director of the Corporation or of another (remaining) subsidiary of the Corporation immediately thereafter shall be deemed to have ceased on the date such subsidiary ceases to be a subsidiary of the Corporation unless proper provision is made for the conversion of such Participant's Options into options of the surviving or acquiring company on terms which are intended to preserve substantially the economic value thereof as of the date such subsidiary ceases to be a subsidiary of the Corporation.

     9. Payment. Nothing herein contained or done pursuant hereto shall obligate the recipient of a Performance Option to purchase and/or pay for any Performance Option Shares except those Performance Option Shares in respect of which the


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holder of the Performance Option shall have exercised such option to purchase hereunder in the manner hereinabove provided.

     10. Time. Time is of the essence for this Agreement.

     11. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their heirs, successors and permitted assigns.

     12. THE EMPLOYEE HEREBY REPRESENTS, WARRANTS AND ACKNOWLEDGES TO THE CORPORATION THAT THE EMPLOYEE IS AN EMPLOYEE OF THE CORPORATION OR SUBSIDIARY OF THE CORPORATION AND THAT THE EMPLOYEE WAS NOT AND IS NOT BEING INDUCED TO ENTER INTO THIS AGREEMENT BY AN EXPECTATION OF EMPLOYMENT OR CONTINUED EMPLOYMENT.

     13. Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, to the Employee at his or her address set forth below or such other address as he or she may designate in writing to the Corporation, or to the Corporation, c/o Stonington Partners, Inc., 767 Fifth Avenue, 48th Floor, New York, New York 10153, Attention: Alexis P. Michas or such other address(es) as the Corporation may designate in writing to the Employee.


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     14. Failure to Enforce Not a Waiver. The failure of the Corporation to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     15. Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Delaware, without regard to principles of conflict of laws.

     16. Provisions of Plan. The Performance Options provided for herein are granted pursuant to the Plan, and said Performance Options and this Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Agreement solely by reference or are expressly cited herein. In the event of any inconsistency between this Agreement and the Plan, the terms of the Plan shall govern to the extent of such inconsistency. For greater certainty, without limiting the generality of the foregoing, the Employee agrees to be bound by any amendments to the Plan or this Agreement made by the Compensation Committee of the Board of Directors of the Corporation or the Board of Directors of the Corporation in accordance with the provisions of the Plan to conform the Plan or this Agreement to the rules and regulations of any appropriate regulatory authority or any national securities exchange on which the Corporation proposes to list or lists any


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of its shares. From and after the date, if any, on which any shares of the
Corporation are listed on any national securities exchange and/or subject to the rules and regulations of any applicable regulatory authority, the terms and conditions of this Agreement and the implementation thereof shall be subject to the rules and regulations of such exchange and/or regulatory authority, as the case may be, and, in the event of any inconsistency between the terms and conditions of this Agreement and the rules and regulations of any such exchange and/or regulatory authority, as the case may be, the rules and regulations of such exchange and/or regulatory authority, as the case may be, shall prevail.


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     IN WITNESS WHEREOF, the Corporation has executed this Agreement in duplicate on the day and year first above written.

                                       GGS HOLDINGS, INC.



                                       By:__________________________________
                                          Name:
                                          Title:


The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Agreement.


                                       _____________________________________
                                                    [name]


                                       _____________________________________


                                       _____________________________________
                                                     ADDRESS


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